Exhibit 10.2

Execution Copy

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of the 27th day of June, 2012, is by and among PLAINS ALL AMERICAN PIPELINE, L.P. (the “Company”), PLAINS MIDSTREAM CANADA ULC, a British Columbia unlimited liability company (formerly an Alberta unlimited liability corporation) (“PMCULC”, and, together with the Company, the “Borrowers” and individually, a “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, WELLS FARGO BANK, NATIONAL ASSOCIATION, as an L/C Issuer, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Company, certain Subsidiaries of the Company from time to time party thereto, Administrative Agent, Swing Line Lender, certain of the L/C Issuers and Lenders entered into that certain Credit Agreement dated as of August 19, 2011 (the “Original Agreement”) for the purposes and consideration therein expressed; and

WHEREAS, the Borrowers, Administrative Agent, Swing Line Lender, L/C Issuers and the Lenders party hereto desire to amend the Original Agreement for the purposes described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. — Definitions and References

§ 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment” means this First Amendment to Credit Agreement.

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II. — Amendments

§ 2.1. Definitions.

(a) The definition of “Applicable Time” set forth in Section 1.01 of the Original Agreement is hereby amended in part by adding the following at the end thereof:

; provided, that such local time shall be no earlier than 12:00 noon, Eastern time.

(b) The definition of “Base Rate” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” (or, as to Base Rate Loans to a Designated Borrower, the rate of interest publicly announced from time to time by Bank of America, Canada Branch as its reference rate of interest for loans in U.S. Dollars to Canadian customers and designated as its “prime rate”) and (c) the Eurocurrency Rate in effect on such day as determined pursuant to clause (b) of the definition thereof plus 1.00%. The “prime rate” is a rate set by Bank of America (or Bank of America, Canada Branch, as applicable) based upon various factors including Bank of America’s (or Bank of America, Canada Branch’s, as applicable) costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America (or Bank of America, Canada Branch, as applicable) shall take effect at the opening of business on the day specified in the public announcement of such change.

(c) Clause (b) of the definition of “Eurocurrency Rate” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

(b) for any interest calculation with respect to a Base Rate Loan or a Swing Line Loan based on the Eurocurrency Rate on any date, the rate per annum equal to (i) BBA LIBOR, at approximately 12:00 p.m., London time on such date for deposits in the relevant currency being delivered in the London interbank market for a term of seven days (or if a term of seven days is unavailable then a term of one month) commencing that day or (ii) if such published rates are not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in such currency for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan or Swing Line Loan being made, continued or converted and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurocurrency market at their request at the date and time of determination.

(d) The definition of “Letter of Credit” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

“Letter of Credit” means any letter of credit issued hereunder at the request of any Borrower providing for the payment of cash upon the honoring of a drawing thereunder and shall include the Existing Letters of Credit. A Letter of Credit may be a commercial letter of credit or a standby letter of credit; provided however, that any commercial letter of credit issued hereunder shall provide solely for cash payment upon presentation of a sight draft, unless otherwise agreed to by the L/C Issuer issuing such letter of credit.

(e) The definition of “PMCULC” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

“PMCULC” means Plains Midstream Canada ULC, a British Columbia limited liability company (formerly an Alberta unlimited liability corporation).

2

(f) The references to “and purchase” in the second sentence of the definition of “Applicable Percentage”, “and purchase” in subclause (i) of clause (a) of the definition of “Commitment”, and “or purchase” in the definition of “Committed Borrowing”, each as set forth in Section 1.01 of the Original Agreement, are hereby deleted.

§ 2.2. Canadian BA’s. The references to “and purchase” in the first sentence of Section 2.01 of the Original Agreement, and “and purchased” in clause (x) of the proviso to Section 2.03(a)(i)(B) of the Original Agreement and clause (ii) of the proviso to Section 2.04(a) of the Original Agreement are hereby deleted, and the reference to “which term(s) shall be identical” in the first sentence of Section 4(a) of Schedule 2.01A to the Original Agreement is hereby amended to refer instead to “which term(s) shall, subject to the provisions hereof, be identical”.

§ 2.3. Indebtedness. The reference to “Plains Marketing (and guarantees thereof by its Subsidiaries)” in clause (i) of Section 7.02(d) of the Original Agreement is hereby amended to refer instead to “Plains Marketing (and guarantees thereof by its Subsidiaries) and PMCULC (and guarantees thereof by its Subsidiaries)”.

ARTICLE III. — Conditions of Effectiveness

§ 3.1. Effective Date. This Amendment shall become effective as of the date first written above, when and only when

(i) Administrative Agent shall have received, at Administrative Agent’s office a counterpart of this Amendment executed and delivered by each Borrower, Administrative Agent, each L/C Issuer and Required Lenders; and

(ii) Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance reasonably satisfactory to Administrative Agent:

Supporting Documents. Such supporting documents as Administrative Agent may reasonably request.

ARTICLE IV. — Representations and Warranties

§ 4.1. Representations and Warranties of the Company. In order to induce Administrative Agent, L/C Issuers and Lenders to enter into this Amendment, the Company represents and warrants to Administrative Agent, L/C Issuers and each Lender that:

(a) The representations and warranties of (i) the Company contained in Article V of the Credit Agreement and (ii) each Loan Party in any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

3

(b) No Default has occurred and is continuing.

ARTICLE V. — Miscellaneous

§ 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by each Borrower. Any reference to the Original Agreement in any Loan Document shall be deemed to refer to the Credit Agreement. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent, any L/C Issuer or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

§ 5.2. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

§ 5.4. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

§ 5.5. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of page intentionally left blank]

4

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By:	/s/ Charles Kingswell-Smith
Charles Kingswell-Smith
Vice President and Treasurer

PLAINS MIDSTREAM CANADA ULC

By:	/s/ Charles Kingswell-Smith
Charles Kingswell-Smith
Vice President and Treasurer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Bridgett J. Manduk
Name:	Bridgett J. Manduk
Title:	Assistant Vice President

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

PAA First Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:	/s/ Mark Oberreuter
Name:	Mark Oberreuter
Title:	Vice President

DNB BANK ASA, GRAND CAYMAN BRANCH, as a Lender

By:	/s/ Henrik Asland
Name:	Henrik Asland
Title:	Senior Vice President

By:	/s/ Pål Boger
Name:	Pål Boger
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Kenneth J. Fatur
Name:	Kenneth J. Fatur
Title:	Managing Director

SUNTRUST BANK, as a Lender

By:	/s/ Andrew Johnson
Name:	Andrew Johnson
Title:	Director

SOCIETE GENERALE, as a Lender

By:	/s/ Chad Clark
Name:	Chad Clark
Title:	Managing Director

PAA First Amendment

BARCLAYS BANK PLC, as a Lender

By:	/s/ Michael J. Mozer
Name:	Michael J. Mozer
Title:	Vice President

CITIBANK, N.A., as a Lender

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-in-Fact

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa /s/ Mary E. Evans
Name:	Irja R. Otsa Mary E. Evans
Title:	Assoc. Director Assoc. Director

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

PAA First Amendment

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Justin Alexander
Name:	Justin Alexander
Title:	Vice President

By:	/s/ Joseph Rauhala
Name:	Joseph Rauhala
Title:	Principal Officer

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as a Lender

By:	/s/ Andrew Oram
Name:	Andrew Oram
Title:	Managing Director

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

ING CAPITAL LLC, as a Lender

By:	/s/ Cheryl Labelle
Name:	Cheryl Labelle
Title:	Managing Director

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Berry
Name:	John Berry
Title:	Vice President

PAA First Amendment

COMPASS BANK, as a Lender

By:	/s/ Dorothy Marchand
Name:	Dorothy Marchand
Title:	Senior Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Matthew Lewis
Name:	Matthew Lewis
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ David Valentine
Name:	David Valentine
Title:	Vice President

BANK OF MONTREAL, as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ H. Brock Hudson
Name:	H. Brock Hudson
Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Vice President

PAA First Amendment

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

PAA First Amendment